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                                                             Exhibit 10.2


                       CONNECTIVITY PRODUCTS INCORPORATED

                                SECOND AMENDMENT
                                       to
                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


      This SECOND AMENDMENT (this "Amendment"), dated as of September 30, 1996, is among CONNECTIVITY PRODUCTS INCORPORATED, a Delaware corporation (the "Borrower"), NBD BANK as Administrative Agent (the "Administrative Agent"), THE FIRST NATIONAL BANK OF BOSTON as Documentation Agent (the "Documentation Agent", and together with the Administrative Agent, the "Co-Agents") for the lending institutions (the "Banks") listed on Schedule 1 to the Credit Agreement (as hereinafter defined) and the Banks.

      WHEREAS, the Borrower, the Banks and the Co-Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of May 31, 1996 (as amended by the First Amendment, dated as of August 26, 1996, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have made loans to and may issue letters of credit for the benefit of the Borrower; and

      WHEREAS, the Borrower had requested that the Banks agree, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to make certain changes to the Credit Agreement;

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      SECTION 1. DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

      SECTION 2. AMENDMENT OF CREDIT AGREEMENT. Section 11.5 of the Credit Agreement is hereby amended by adding the following new paragraph at the end of such Section 11.5:

      For the purposes of Sections 11.4 and 11.5 (i) the Reference Period
      Ending on (a) September 30, 1996 shall be comprised of the two (2) consecutive fiscal quarters ending on such date, (b) December 31, 1996 shall be comprised of the three (3) consecutive fiscal quarters ending on such date, and (c) March 31, 1997 and each fiscal quarter end thereafter shall be comprised of the four (4) consecutive fiscal quarters ending on each such date, and (ii) with respect to the fiscal quarter ended June 30, 1996, (a) EBITDA shall be calculated for such fiscal quarter based on Adjusted EBITDA for the first two (2) months of such fiscal quarter and Consolidated EBITDA for the remaining one month of such fiscal quarter, and (b) Consolidated Total Interest Expense shall be calculated for such fiscal quarter based on the assumption that Indebtedness of the Borrower and its Subsidiaries outstanding during the months of April and May, 1996 and the rate of interest with respect thereto were the same as the Indebtedness of the Borrower and its
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      Subsidiaries outstanding during the month of June, 1996 and the rate of interest with respect thereto.

      SECTION 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to receipt by the Administrative Agent of this Amendment executed by each of the Borrower, the Banks and the Co-Agents.

      SECTION 4. AFFIRMATION AND ACKNOWLEDGMENT OF THE BORROWER. The Borrower hereby ratifies and confirms all of its Obligations to the Banks and the Co-Agents, including, without limitation the Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement as amended hereby.

      SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Co-Agents and the Banks as follows:

            (a) Representation and Warranties in the Credit Agreement. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Borrower, or to the extent that such representations and warranties relate expressly to an earlier date.

            (b) Authority, Etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower.

            (c) Enforceability of Obligations. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

            (d) No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will exist after execution and delivery of this Amendment.

      SECTION 6. NO OTHER AMENDMENTS OR WAIVERS. Except as expressly provideD in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.
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      SECTION 7. EXPENSES. Pursuant to Section 17 of the Credit Agreement, all
costs and expenses incurred or sustained by the Co-Agents in connection with this Amendment, including the fees and disbursements of legal counsel for the Co-Agents in producing, reproducing and negotiating the Amendment, will be for the account of the Borrower whether or not the transactions contemplated by this Amendment are consummated.

      SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

      SECTION 9. MISCELLANEOUS. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

                                    CONNECTIVITY PRODUCTS
                                    INCORPORATED

                                    By:   /s/  Gregory C. Kowert
                                       -----------------------------------------
                                       Name:  Gregory C. Kowert
                                       Title:  Senior Vice President, Finance
                                               and Chief Financial Officer

                                    NBD BANK, individually and as
                                    Administrative Agent

                                    By:   /s/  Erik W. Bakker
                                       -----------------------------------------
                                       Erik W. Bakker, Vice President

                                    THE FIRST NATIONAL BANK
                                    OF BOSTON, individually
                                    and as Documentation Agent

                                    By:   /s/  G. Christopher Miller
                                       -----------------------------------------
                                       G. Christopher Miller, Vice President

                                    FLEET BANK, N.A.

                                    By:   /s/  Alexander Sade
                                       -----------------------------------------
                                       Name:  Alexander Sade
                                       Title:  Senior Vice President